Commitments and Contingencies, Minimum lease obligations (Details) $ in Millions	12 Months Ended
Dec. 31, 2016 USD ($)
Commitments and Contingencies Disclosure [Abstract]
Operating leases description	U.S. Cellular is a party to various lease agreements, both as lessee and lessor, for office space, retail store sites, cell sites and equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.
Operating Leases Future Minimum Payments Due
2017	$ 145
2018	129
2019	115
2020	102
2021	91
Thereafter	775
Total	1,357
Operating Leases Future Minimum Receipts
2017	50
2018	43
2019	33
2020	22
2021	8
Thereafter	1
Total	$ 157